SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the
                                         Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        DATRON SYSTEMS INCORPORATED
- -------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
- -------------------------------------------------------------------------

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         ---------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ----------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------------
     5)  Total fee paid:
         ----------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         ------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------
     3)  Filing Party:
         --------------------------------------
     4)  Date Filed:
         --------------------------------------

                   DATRON SYSTEMS INCORPORATED


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       TO BE HELD WEDNESDAY, AUGUST 14, 1996 AT 11:00 A.M.


To the Stockholders of Datron Systems Incorporated:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of DATRON SYSTEMS INCORPORATED will be held at the Company's headquarters at 304 Enterprise Street, Escondido, California on August 14, 1996 at 11:00 A.M. for the following purposes:

          1. To elect seven directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; and

          2. To transact any other business that properly comes before the meeting and any adjournments thereof.

     Only stockholders of record at the close of business on June 18, 1996 are entitled to notice of, and to vote at, the meeting and any adjournments and postponements thereof.

                              By Order of the Board of Directors


                              Victor A. Hebert
                              Secretary

Escondido, California
July 8, 1996


___________________________________________________________________

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
          PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD
          AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.
___________________________________________________________________

                   DATRON SYSTEMS INCORPORATED

                            _________

                         PROXY STATEMENT


To the Stockholders of Datron Systems Incorporated:

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Datron Systems Incorporated, a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders and any adjournments and postponements thereof (the "Annual Meeting") to be held at 11:00 a.m. on Wednesday, August 14, 1996, at the Company's principal executive offices. The Company's principal executive offices are located at 304 Enterprise Street, Escondido, California 92029; the Company's telephone number is (619) 747-3734.

     Only stockholders of record as of the close of business on June 18, 1996 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, 2,627,192 shares of the Company's common stock, $0.01 par value, (the "Common Stock") were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held.

     Any stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its use. A proxy can be revoked (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) by voting in person at the Annual Meeting. Attendance at the Annual Meeting alone will not revoke a proxy.

     A stockholder who abstains from voting on any or all matters will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the stockholder has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and/or does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters.

     The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company's stockholders is July 8, 1996. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. Costs of solicitation will be borne by the Company.

        PROPOSAL 1 - NOMINATION AND ELECTION OF DIRECTORS

     Nominees

     Seven directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected and qualified. The Company will nominate the seven incumbent directors. Six of these directors were elected at the Company's last annual meeting; the seventh, Michael F. Bigham, was elected by the Board on May 21, 1996, to fill the vacancy created by the death of Prentis C. Hale. If any nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected. Proxies received will be voted "FOR" the election of the nominees named below unless marked to the contrary. Pursuant to applicable Delaware law, assuming the presence of a quorum, seven directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the meeting who are present in person or by proxy. Thus, the seven nominees who receive the highest number of votes in favor of their election will be elected, regardless of the number of abstentions or non-votes.

     The following table sets forth certain information regarding each nominee as of June 18, 1996.


                                    Positions           Common Stock
                                       with             Beneficially  Percentage
      Name              Age        the Company         Owned <F1><F2> Ownership
- -------------------     ---  ----------------------    -------------- ----------
Richard W. Pershing     68   Chairman of the Board;        38,687<F3>     1.5%
                             Director

David A. Derby          54   President and Chief            93,128        3.5%
                             Executive Officer; Director

Kent P. Ainsworth       50   Director                       13,000        0.5%

Michael F. Bigham       38   Director                            0          0%

Adrian C. Cassidy       80   Director                       16,050<F4>    0.6%

Peter F. Scott          69   Director                       13,072<F5>    0.5%

Robert D. Sherer        60   Director                        5,400        0.2%


<F1>Assumes the exercise of all outstanding options held by such person to the extent exercisable on or before August 14, 1996, and that no other person has exercised any outstanding options. Includes 11,000, 37,500, 10,000, 10,000, 10,000 and 5,000 shares subject to options held by Messrs. Pershing, Derby, Ainsworth, Cassidy, Scott and Sherer, respectively.

<F2>	The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the other footnotes to this table.

<F3>	Includes 10,181 shares which are owned of record by a trust of which Mr. Pershing is one of three co-equal trustees who may act only by majority vote, and excludes 1,099 shares owned of record by Mr. Pershing's wife. Mr. Pershing disclaims beneficial ownership of all such shares. The beneficiary of the trust of which Mr. Perhsing is a trustee is not related to Mr. Pershing.

<F4>	Includes 6,050 shares owned by a trust of which Mr. Cassidy
is co-trustee and a beneficiary.

<F5>	Includes 3,072 shares owned by a trust of which Mr. Scott is a co-trustee and a beneficiary.

     Business Experience of the Nominees


     Richard W. Pershing has been a director of the Company since 1979 and Chairman of the Board of Directors of the Company since September 1984.

     David A. Derby has been a director, President and Chief Executive Officer of the Company since May 1982. He also was President of the Company's wholly owned subsidiary, Datron World Communications Inc. (formerly known as Trans World Communications, Inc.), from March 1993 through March 1995. He has been a director of AML Communications, Inc. since December 1995.

     Kent P. Ainsworth has been a director of the Company since May 1985. From May 1985 until December 1986, he was President and Chief Executive Officer of Hale Systems, Inc., of which the Company's predecessor, a California corporation, was a subsidiary prior to May 1985. From January until October 1987, Mr. Ainsworth was a consultant. From October 1987 through February 1990, Mr. Ainsworth was Chief Financial Officer of Di Giorgio Corporation. From January 1991 until April 1996 he was Vice President and Chief Financial Officer of U.R.S. Corporation. Since April 1996, he has been Executive Vice President and Chief Financial Officer of U.R.S. Corporation.

     Michael F. Bigham became a director of the Company in May 1996. Effective July 1, 1996, he will be the President and Chief Executive Officer of Coulter Pharmaceutical Inc. He is presently Chief Financial Officer and Executive Vice President for Operations of Gilead Sciences, Inc., positions he has held since 1989 and 1994, respectively. From July 1988 until April 1992 he was Vice President of Corporate Development of Gilead Sciences, Inc.

     Adrian C. Cassidy has been a director of the Company since September 1984. He was a director of Basic American Foods, Inc. from 1979 to 1988. He is presently a director of Clemente Global Growth Fund, Inc. and First Philippine Fund, Inc., positions he has held since 1987 and 1989, respectively. From June 1986 to April 1990, he was senior marketing executive for Discount Corporation of New York Advisors. He also works as a financial consultant.

     Peter F. Scott became a director of the Company in September 1984. He was a director, President,Chief Executive Officer and Chairman of Di Giorgio Corporation from 1974, 1980, 1982 and 1984, respectively, through February 1990. On July 1, 1992, Mr. Scott became President and Chief Executive Officer of Blue Shield of California. He retired from that position on October 1, 1993.

     Robert D. Sherer became a director of the Company in May 1989. He is the President and owner of Quality Concepts, Inc., which he founded in 1986.

     All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. There are no family relationships between any directors or executive officers of the Company.

     Meetings and Committees of the Board

     Regular meetings of the Board are generally held on a quarterly basis, while special meetings are called when necessary. The Board held five (5) meetings during the fiscal year ended March 31, 1996 ("Fiscal 1996"). During Fiscal 1996, each incumbent director (with the exception of Mr. Bigham, who became a director on May 21, 1996) attended 75% or more of the meetings of the Board and of Board committees on which such director served. Each director who is not an employee of the Company receives an attendance fee of $1,000 for each meeting of the Board and $500 for each meeting of any committee on which the director serves and an annual retainer of $5,000.

     The Board presently has three standing committees, the Audit
Committee, the Compensation Committee, and the Administration
Committee for Stock Option Plans.

     Audit Committee

     During Fiscal 1996, the Audit Committee consisted of Messrs. Ainsworth, Scott and Sherer. This committee consults with the Company's auditors concerning their auditing plan, the results of their audit, the appropriateness of accounting principles utilized by the Company and the adequacy of the Company's general accounting controls. This committee met two (2) times during Fiscal 1996.

     Compensation Committee

     During Fiscal 1996, the Compensation Committee consisted of Messrs. Ainsworth, Cassidy and Scott. The function of the Compensation Committee is to recommend to the Board of Directors the salary and bonus levels of officers and directors of the Company. Until November 9, 1995, as during previous fiscal years, the Compensation Committee also administered the Company's 1985 Stock Option Plan and the Company's 1995 Stock Option Plan (collectively, the "Stock Option Plans"). The Compensation Committee met two (2) times during Fiscal 1996.


     Administration Committee for Stock Option Plans

     On November 9, 1995, the Board formed a new Administration Committee, consisting of Messrs. Derby and Pershing. The function of the Administration Committee is to administer the Company's Stock Option Plans. The Administration Committee met two (2) times during Fiscal 1996.

                    EXECUTIVE COMPENSATION

     Summary Compensation Table

     The following table sets forth information regarding the compensation for services in all capacities paid or accrued for the Fiscal Years indicated by the Company (a) to the Chief Executive Officer of the Company and (b) to the two executive officers of the Company whose combined salary and bonuses exceeded $100,000 for Fiscal 1996. No other executive officer of the Company received salary and bonus of more than $100,000 during Fiscal 1996.




                                                                     Long-Term
                                       ANNUAL COMPENSATION           Compensation
                                  ----------------------------------------------
                                                                       Awards
                                                                       ------
                                                                     Securities
                       Fiscal                              Other     Underlying
                        Year                               Annual     Options/    All Other
  Name and Principal    Ended    Salary      Bonus      Compensation    SARs     Compensation
         Position     March 31,    ($)         (S)           ($)        (#)<F1>    ($)
- --------------------- --------   -------     -------    ------------   -------   ------------
David A. Derby,         1996     249,995           0       1,463<F2>        0           0
President and Chief     1995     249,995     114,290         471<F2>        0      20,826<F3>
Executive Officer       1994     227,507     219,050       2,049<F2>        0      95,858<F4>

Richard W. Pershing,    1996     119,995           0       1,931<F2>        0           0
Chairman of the         1995     119,995      57,145       3,552<F2>        0      20,826<F3>
Board                   1994     108,525     109,525       2,624<F2>        0      20,858<F5>

William L. Stephan,     1996     130,000           0       1,332<F2>        0           0
Vice President, Chief   1995     120,016      57,145       2,236<F2>        0      20,826<F3>
Financial Officer and   1994      52,622      33,000         656<F2>   20,000           0
Treasurer

- --------------------------

<F1>Options granted were incentive stock options with a term of ten years.
The exercise price for each option was set at 100% of the fair market value of the Company's Common Stock at the date of grant. The options vest in substantially equal portions at the end of the first, second and third years following the date of grant.

<F2>Amounts paid under an arrangement by which the Company reimburses officers of the Company for medical expenses not paid for under the Company's regular health insurance plan.

<F3>Represents a $10,260 contribution to the Company's Qualified Employee
Profit Sharing Plan and a $10,566 contribution to the Company's Non-Qualified Supplemental Executive Profit Sharing Plan.

<F4>Includes a $75,000 relocation allowance and a $20,858 contribution to the Company's Qualified Employee Profit Sharing Plan.

<F5>Represents a $20,858 contribution to the Company's Qualified Employee
Profit Sharing Plan.

     Fiscal 1996 Option Grants

     No options were granted during Fiscal 1996 to the Company's executive officers.

     Fiscal Year 1996 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information with respect to the options held at the end of Fiscal 1996 by the Company's Chief Executive Officer and both of the other executive officers named in the Summary Compensation Table.

                                                                             Value of Unexercised
                                                   Number of Unexercised   In-the-Money Options/SARs
                         Shares         Value         Options/SARs at        at Fiscal Year-End<F1>
                        Acquired on    Realized     Fiscal Year-End (#)                ($)
Name                    Exercise (#)       ($)    Exercisable Unexercisable Exercisable Unexercisable
- -----------------------------------------------------------------------------------------------------
David A. Derby, CEO        15,000        78,750      37,500        0           181,125        0
Richard W. Pershing         5,000        30,313      11,000        0            45,125        0
William L. Stephan<F2>          0             0      13,200      6,800          37,950      19,550


- ----------------------------

<F1>  Market value of the underlying securities at fiscal year-end minus the exercise price of "in the money" options.

<F2>  Mr. Stephan joined the Company as its Vice President, Chief
Financial Officer and Treasurer effective November 1, 1993.



     Employment Contracts and Indemnification Agreements

     Employment Contracts

     The Company has an employment agreement with Mr. Derby (the "Agreement") providing for Mr. Derby's services as President and Chief Executive Officer of the Company pursuant to which he is currently paid at an annual salary of $250,000, with vacation, holidays, insurance and other benefits permitted under policies established by the Board. The Agreement provides that, upon an assignment of the Agreement by the Company, Mr. Derby has the right to terminate the Agreement if any successor entity is not acceptable to him. The Agreement will expire on April 30, 1999, unless sooner terminated under the terms of the Agreement. The Company may terminate the Agreement if Mr. Derby commits any material act of dishonesty in the discharge of his duties. The Company has a substantially similar employment agreement, which expires on April 30, 1999,with Mr. Pershing providing for Mr. Pershing's services as Chairman of the Board pursuant to which he is currently paid at an annual salary of $120,000.

     Indemnification Agreements

     Mr. Derby and both of the other executive officers identified in the Summary Compensation Table (as well as the Company's other officers and directors) are parties to Indemnification Agreements with the Company in substantially the form approved by the stockholders at the 1992 Annual Meeting.

     Loans

     In 1988, the Company established the Key Employee Stock Purchase Plan to assist key employees in acquiring an equity stake in the Company. Pursuant to the plan, Mr. Derby has been loaned money by the Company to acquire shares of the Company's Common Stock. During Fiscal 1996, Mr. Derby had outstanding a full recourse promissory note in the original principal amount of $164,000 payable to the Company on April 10, 1999, the proceeds of which he used to acquire 25,000 shares of Common Stock on April 11, 1988.

     In June 1995, Mr. Derby exercised an incentive stock option to acquire 15,000 shares of Common Stock granted to him under the 1985 Stock Option Plan. As partial payment for the exercise price, Mr. Derby was loaned $80,000 by the Company and he executed a full recourse promissory note in the same amount payable to the Company on June 11, 1998.

     Compensation Committee and Administration Committee Report on Executive Compensation

     Set forth below is a report of the Compensation Committee and the Administration Committee with respect to the Company's compensation policies during Fiscal 1996 as they affect the Company's Chief Executive Officer and the Company's other executive officers.

     Compensation Policies For Executive Officers

     The Company's compensation policies for its executive officers are designed to provide compensation levels that are competitive with those of other similar companies and thereby to enable the Company to attract and retain qualified executives. More specifically, the Company's compensation policies aim, through a combination of base salary, annual bonus and equity-based compensation, to motivate officers to assist the Company in meeting the Company's annual and long-range business objectives and thereby to enhance stockholder value. The cumulative effect of the Company's compensation policies for executive officers is to tie such compensation closely to the Company's performance. Given the Company's loss for Fiscal 1996, this has resulted in no bonuses for executive officers during Fiscal 1996.

     Each of the Company's executive officers receives a base salary. The Company sets base salary for executive officers based upon a number of factors, including the particular qualifications of the executive, levels of pay for similar positions at public and private companies of comparable size and in comparable businesses to that of the Company, the degree to which the executive can help the Company achieve its goals, and direct negotiation with the executive.

     At present, the annual base salaries of Mr. Pershing as Chairman of the Board and Mr. Derby as Chief Executive Officer are $120,000 and $250,000, respectively. There was no proposal from the executive officers and no discussions by the Compensation Committee with respect to changes in these base salaries for Fiscal 1996. Accordingly, the base salaries were unchanged from those paid in Fiscal 1995.

     An important element of the Company's compensation for executive officers are bonuses which are tied closely to the Company's annual financial results. The executive officers named in the Summary Compensation Table participate in three bonus plans. The first of these is the Company's Qualified Employee Profit Sharing Plan (the "Qualified Plan"). The Qualified Plan provides employees with supplemental retirement benefits through a plan treated favorably for tax purposes.
The Qualified Plan reflects the belief that some portion of all employees' compensation should be tied to the performance of the Company in order to provide a sound incentive to enhance that performance and to keep the Company's compensation policies competitive with those of other similar companies. All employees of the parent company, Datron Systems Incorporated, are eligible to participate in the Qualified Plan beginning on the April 1 following their date of employment. Annual contributions to the plan are determined by the Board. There were no contributions to the Qualified Plan during Fiscal 1996. Participant accounts in the Qualified Plan vest over a seven-year period beginning after three years of service.

    The second bonus plan is the Company's Non-Qualified Supplemental Executive Profit Sharing Plan (the "Non-Qualified Plan"). The Non-Qualified Plan was established to provide the executive officers named in the Summary Compensation Table with retirement benefits in excess of those permitted by the Qualified Plan. The benefits provided by the Non-Qualified Plan are in the form of deferred compensation, which is not treated favorably for tax purposes. The Non-Qualified Plan is designed to supplement retirement benefits provided by the Qualified Plan, which are limited by federal regulation and which the Compensation Committee elieves are not competitive with other similar companies. The Board determines which executive officers are eligible to participate in the Non-Qualified Plan and the amount of annual contributions. There were no contributions to the Non-Qualified Plan for Fiscal 1996. Participant accounts in the Non-Qualified Plan vest over a seven-year period beginning after three years of service.

     The individuals identified in the Summary Compensation Table are also participants in the Company's Key Employee Incentive Plan (the "Key Employee Plan"). The Key Employee Plan further ties key executive compensation to Company financial performance by providing a bonus to be allocated among designated employees selected by the Board, upon recommendation by the Compensation Committee, after pre-determined profit goals and other criteria have been reached and after provision for the Qualified Plan and the Non-Qualified Plan. The income and profit goals for the Key Employee Plan, and the associated contributions to the bonus pool, are determined annually by the Board. There were no contributions to the Key Employee Plan during Fiscal 1996.

     The fourth element in the Company's executive officer compensation package is equity-based compensation. The Compensation Committee and the Administration Committee believe that by providing executive officers with an equity interest in the Company those officers are provided with additional incentives to work to maximize stockholder value over the long term. Such incentives have been provided principally by the granting of options under the Company's 1995 Stock Option Plan which was approved by the stockholders at the 1995 Annual Meeting. Under the 1995 Stock Option Plan, the options are designed to vest over a three-year period, to encourage officers to continue in the employ of the Company and reinforce the role of the options in providing a longer term incentive than do the annual bonus plans. There were no stock options granted to executive officers during Fiscal 1996. The Company also has a limited stock purchase plan, the Key Employee Stock Purchase Plan, which has a similar purpose and pursuant to which Mr. Derby acquired 25,000 shares of Common Stock in 1988.

     CEO Compensation

     Mr. Derby has been President and Chief Executive Officer of the Company since 1982. Mr. Derby's base salary for Fiscal 1996 remained at $250,000 pursuant to his employment agreement. Mr. Derby's participation in the Company's Qualified Plan, Non-Qualified Plan and Key Employee Plan, pursuant to which his bonus is determined, provides an incentive to maximize Company profitability on an annual basis. Through his equity ownership in the Company, consisting of 55,628 shares of Common Stock and options to purchase 37,500 shares of Common Stock, Mr. Derby shares with the other stockholders of the Company a significant stake in the long-range success of the Company's business.


     COMPENSATION COMMITTEE   ADMINISTRATION COMMITTEE

     Kent P. Ainsworth        David A. Derby
     Adrian C. Cassidy        Richard W. Pershing
     Peter F. Scott

     Compensation Committee and Administration Committee Interlocks and Insider Participation

     As noted above, during Fiscal 1996 executive compensation policy (other than the grant of options under the Company's Stock Option Plans from and after November 9, 1995) was set by the Compensation Committee. Each member of the Compensation Committee is a non-employee director of the Company.

     On November 9, 1995, the Board formed a new Administration Committee, consisting of Messrs. Derby and Pershing, whose function is to administer the Company's Stock Option Plans. Mr. Derby is President and Chief Executive Officer of the Company and Mr. Pershing is Chairman of the Board. Neither Mr. Derby nor Mr. Pershing have been granted options during Fiscal 1996 (nor were they granted any options during the one year prior to November 9, 1995) nor will they be eligible to receive grants of options unless they cease to be members of the Administration Committee.


                  COMPARATIVE STOCK PERFORMANCE


     Set forth below are line graphs which illustrate for the purpose of comparison the percentage change in the cumulative total stockholder return on the Company's Common Stock from March 31, 1991 through March 31, 1996 with the percentage change in the cumulative total return over the same period on (i) the CRSP Index for the NASDAQ Stock Market - U.S. Companies, and (ii) the CRSP Index for the NASDAQ Stock Market - Communications Equipment Companies. This graph assumes an initial Investment of $100 in each of the Company's Common Stock, the CRSP Index for the NASDAQ Stock Market - U.S. Companies and the CRSP Index for the NASDAQ Stock Market - Communications Equipment Companies on March 31, 1991 and that all dividends, if any, were reinvested.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
        AMONG DATRON SYSTEMS INCORPORATED, CRSP NASDAQ-U.S. COMPANIES AND
                 CRSP NASDAQ-COMMUNICATIONS EQUIPMENT COMPANIES


                              [GRAPH APPEARS HERE]

Measurement Period
(Fiscal Year Covered)
- ---------------------
                                          CRSP Index     CRSP Index-NASDAQ
                        Datron Systems       NASDAQ     Communications Equipment
Measurement Point        Incorporated    U.S. Companies      Companies
- -----------------       --------------   -------------- -----------------------
FYE 3/31/91                   $100             $100              $100
FYE 3/31/92                    $83             $128              $116
FYE 3/31/93                    $46             $147              $149
FYE 3/31/94                    $94             $158              $201
FYE 3/31/95                   $116             $176              $272
FYE 3/31/96                   $116             $239              $397


                 SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth as of June 18, 1996 certain information concerning (a) each person known to the Company to own beneficially more than 5% of the Common Stock, (b) each of the executive officers named in the Summary Compensation Table, and (c) all directors and executive officers as a group.

Name/Address                            Shares of
of Beneficial Owner                     Common Stock<F1>      % of Class
- --------------------------------        ---------------      ----------
Denise Hale
  835 Market Street, Room 300
  San Francisco, CA  94103                 224,740<F2>            8.5%

Shufro, Rose & Ehrman
  745 Fifth Avenue
  New York, NY  10151-0108                 165,000                6.3%

Kennedy Capital Management, Inc.
  10829 Olive
  St. Louis, MO   63141                    142,500                5.4%

Dimensional Fund Advisors
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA   90401                 142,304<F3>            5.4%

David A. Derby                              93,128<F4>            3.5%

Richard W. Pershing                         38,687<F4>            1.5%

William L. Stephan                          14,200<F4>            0.5%

All directors and executive officers
  as a group (8 persons)                   193,537<F4>            7.1%

- -----------------

<F1>Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission.

<F2>Includes 160,649 shares owned of record by a revocable trust of which
Mrs. Hale is the sole trustee, 54,091 shares owned of record by Mrs. Hale (which shares were acquired by Mrs. Hale on March 18,1996 pursuant to the terms of the will of Prentis C. Hale, her husband) and 10,000 shares obtainable upon the exercise of stock options held by Mrs. Hale (which options were transferred to Mrs. Hale upon Mr. Hale's death on February 16, 1996, pursuant to the Company's 1985 Stock Option Plan).

<F3>Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 142,304 shares of the Company's Common Stock as of March 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

<F4>Includes 37,500, 11,000 and 13,200 shares obtainable upon the exercise of stock options held by Messrs. Derby, Pershing and Stephan, respectively.



                 INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as the Company's independent auditors since March 1983. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                 ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the year ended March 31, 1996, containing the audited consolidated balance sheets as of March 31, 1996 and March 31, 1995 and the related consolidated statements of income, stockholders' equity and cash flows for each of the past three fiscal years, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.


                      STOCKHOLDER PROPOSALS

     The Company will, in future proxy statements of the Board, include stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the Annual Meeting of Stockholders to be held in 1997, the proposal must be received in writing by the Secretary of the Company no later than March 10, 1997.


                          OTHER MATTERS

     The Board knows of no other matters that will be presented at the Annual Meeting. If, however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxyholders.

                           By Order of the Board of Directors,



                           Victor A. Hebert
                           Secretary

Escondido, California
July 8, 1996





YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTPAID
ENVELOPE.




PROXY

                   DATRON SYSTEMS INCORPORATED

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoint(s) DAVID A. DERBY and WILLIAM L. STEPHAN, or either one of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated below, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of DATRON SYSTEMS INCORPORATED which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on August 14, 1996, and at any adjournments or postponements thereof.

          (Continued and to be signed on reverse side.)

- -----------------------------------------------------------------
                 FOLD AND DETACH HERE

                                          Please mark your
                                          votes as indicated  / X /
                                          in this example.




1. To elect as director, Richard W. Pershing,
David A. Derby, Kent P. Ainsworth,
Michael F. Bigham, Adrian C. Cassidy,
Peter F. Scott and Robert D. Sherer.

/ /  FOR all nominees listed    /  /  WITHHOLD AUTHORITY to
     (except as indicated             vote (as to all
     below)                           nominees)

To withhold authority to vote for one or more individual nominees, write such name(s) on the line provided below:

___________________________________________________________

          This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES OR PROPOSALS LISTED ABOVE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

          PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT
PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.

Signature(s)                                        Date          , 1996

Please date and sign exactly as name(s) appear(s) hereon.  If shares are held jointly, each holder must sign. Please give full title and capacity in which signing if not signing as an individual.
- ----------------------------------------------------------------------
                    FOLD AND DETACH HERE